UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

THE CHINA FUND, INC.
(Name of Registrant as Specified in Its Charter)

CITY OF LONDON INVESTMENT GROUP PLC CITY OF LONDON INVESTMENT MANAGEMENT COMPANY LIMITED BARRY M. OLLIFF JULIAN REID RICHARD A. SILVER
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2018 ANNUAL MEETING OF STOCKHOLDERS

OF

THE CHINA FUND, INC.

SUPPLEMENT DATED MARCH 12, 2018 TO THE PROXY STATEMENT OF EMERGING MARKETS COUNTRY FUND DATED JANUARY 31, 2018

PLEASE SIGN, DATE AND MAIL THE BLUE PROXY CARD TODAY

This supplement discloses certain information about the Annual Meeting included in the CHINA Fund’s definitive proxy statement that had not been publicly available at the time we ISSUED our definitive proxy statement.

Emerging Markets Country Fund, a private investment fund organized as a Delaware trust (“GBL”), City of London Investment Group PLC, a public limited company incorporated under the laws of England and Wales (“CLIG”), on behalf of itself, its wholly-owned subsidiary, City of London Investment Management Company Limited, a private limited company incorporated under the laws of England and Wales (“CLIM”), and the City of London Funds (collectively, “City of London” or “we”), and the other participants in this solicitation are making this proxy statement supplement and accompanying BLUE proxy card available to holders of common stock, par value $0.01 per share (“Common Stock”), of The China Fund, Inc., a Maryland corporation (the “Fund”), in connection with the solicitation of proxies in connection with the Fund’s 2018 annual meeting of stockholders scheduled to be held at State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, on Tuesday, March 27, 2018 at 12:00 p.m., local time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

We are seeking your support at the Annual Meeting (i) to elect City of London’s two director nominees, Julian Reid and Richard A. Silver (the “Nominees”), to the Fund’s Board of Directors (the “Board”) to serve as Class I directors until the Fund’s 2021 annual meeting of stockholders and (ii) to terminate all investment advisory and management agreements with the Fund’s investment advisor, Allianz Global Investors U.S., LLC.

City of London filed its definitive proxy statement for the Annual Meeting with the Securities and Exchange Commission (the “SEC”) on January 31, 2018. The Fund filed its definitive proxy statement for the Annual Meeting with the SEC on February 5, 2018.

According to the Fund’s definitive proxy statement, as of February 2, 2018, the record date for the Annual Meeting, the Fund had 15,722,675 shares of Common Stock outstanding.

According to the Fund’s definitive proxy statement, to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2019 annual meeting of stockholders, stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund/State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02206-5409) not later than October 5, 2018.

Schedule II of our definitive proxy statement is hereby supplemented as attached hereto to reflect updated information included in the Fund’s definitive proxy statement.

For details regarding the qualifications of the Nominees as well as our reasons for making this solicitation, please see our definitive proxy statement filed with the SEC on January 31, 2018. If you need another copy of our definitive proxy statement or this supplement, please contact Saratoga Proxy Consulting LLC, which is assisting City of London, at the address and toll-free number set forth on the back cover of this supplement.

This supplement is dated March 12, 2018, and is first being furnished to stockholders of the Fund on or about March 12, 2018. This supplement should be read in conjunction with City of London’s definitive proxy statement filed with the SEC on, and first furnished to stockholders of the Fund on or about, January 31, 2018.

PLEASE SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES. YOU SHOULD DISREGARD AND DISCARD, AND NOT VOTE, ANY WHITE PROXY CARD YOU RECEIVE FROM THE FUND.

THIS SOLICITATION IS BEING MADE BY CITY OF LONDON AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE FUND.

THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. IF YOU HAVE ALREADY SENT A WHITE PROXY CARD FURNISHED BY FUND MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN OUR DEFINITIVE PROXY STATEMENT BY SIGNING, DATING AND RETURNING A BLUE PROXY CARD. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy materials and our BLUE proxy card are available at

www.saratogaproxy.com/CityofLondon

SCHEDULE II

The following tables are reprinted from the definitive proxy statement filed by
The China Fund, Inc. with the Securities and Exchange Commission on February 5, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of February 2, 2018.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	15,539,181	98.83%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13D, 13G and Form 4 disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	City of London Investment Management Co. Ltd. 77 Gracechurch Street London EC3V 0AS England	4,229,534	26.90%
Common Stock	Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112	2,443,223	15.54%

Information Regarding Ownership of the Fund’s Securities by Participants

The number of Fund securities beneficially owned by the Fund’s Directors and President as of December 31, 2017 is set forth below.

Name of Director or Nominee	Number of Shares owned
Joe O. Rogers	3,245
Richard Shore	None
Michael F. Holland	4,225
Li Jin	None
Gary L. French	2,500
William C. Kirby	1,538
Linda C. Coughlin	None
Joseph Quirk	None

IMPORTANT

Your vote is important, no matter how few Shares you own. City of London urges you to sign, date, and return the BLUE proxy card today to vote FOR the election of the Nominees and in accordance with City of London’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your Shares are registered in your own name, please sign and date the BLUE proxy card and return it today to City of London, c/o Saratoga Proxy Consulting LLC.
•	If your Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Shares, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your Shares on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the voting form you received for instructions on how to vote electronically. You may also vote by signing, dating and returning the voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Fund. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our two (2) Nominees only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of City of London’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com